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                                                                    Exhibit (23)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports, included or incorporated by reference in this Form 10-K, into the company's previously filed Registration Statements on Form S-8, File Nos. 2-64668, 2-40183, 2-80336 and 33-57189.





                                                 ARTHUR ANDERSEN LLP

 Chicago, Illinois,
 March 30, 2000